Exhibit 99
to Form 4 for Aninda Katragadda

Transaction Date 9/27/07

Shares
Price


500
$23.9000


500
$23.7500


500
$24.0250


500
$24.0225


500
$24.0700


500
$24.2550


500
$24.3050


500
$24.3001


500
$24.3501


500
$24.3500